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                                                                   Exhibit 99.45
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   MARCH 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-17

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:
                                                   Pool 1             Pool 2
                                                   ------             ------

          (a) Principal ...................   $    125,631.06   $    312,445.49
                                              ---------------   ---------------
          (b) Interest ....................   $  1,347,486.87   $    672,353.38
                                              ---------------   ---------------
          (c) Total .......................   $  1,473,117.93   $    984,798.87
                                              ---------------   ---------------

     2.   Aggregate Monthly Payments Received and
          Monthly Advances made this month:

          (a) Principal ...................   $    125,631.06   $    312,445.49
                                              ---------------   ---------------
          (b) Interest ....................   $  1,307,571.77   $    650,456.03
                                              ---------------   ---------------
          (c) Total .......................   $  1,433,202.83   $    962,901.52
                                              ---------------   ---------------

     3.   Aggregate Partial Principal Prepayment
          received and appiled in prior month:$     20,018.90   $    214,170.22
                                              ---------------   ---------------

     4.   Aggregate Principal Prepayments in full
          in prior month:                          Pool 1            Pool 2
                                                   ------            ------

          (a) Principal ...................   $  1,308,317.37   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $      8,462.76   $          0.00

                                              ---------------   ---------------
          (c) Total .......................   $  1,316,780.13   $          0.00
                                              ---------------   ---------------

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     5.   Aggregate Insurance Proceeds for prior
          month:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     6.   Aggregate Liquidation Proceeds for the
          prior month:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     7.   Aggregate Purchase Prices for Defaulted
          and Modified Mortgage Loans:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     8.   Aggregate Purchase Prices (and
          subsitution adjustments) for Defective
          Mortgage Loans:

          (a) Principal ...................   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest ....................   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total .......................   $          0.00   $          0.00
                                              ---------------   ---------------

     9.   Pool Scheduled Principal
          Balance .........................   $192,507,751.48   $ 99,904,640.22
                                              ---------------   ---------------

     10.  Available Funds: ................   $  2,770,001.86   $  1,177,071.74
                                              ---------------   ---------------


     11.  Realized Losses for Prior Month:    $          0.00   $          0.00
                                              ---------------   ---------------

     12.  Aggregrate Realized Losses                Pool 1            Pool 2
          and Debt Service Reductions:              ------            ------

          (a) Deficient Valuations ........   $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Special Hazard Losses .......   $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Fraud Losses ................   $          0.00   $          0.00
                                              ---------------   ---------------
          (d) Excess Bankruptcy Loss ......   $          0.00   $          0.00
                                              ---------------   ---------------
          (e) Excess Special Hazard Losses.   $          0.00   $          0.00
                                              ---------------   ---------------
          (f) Excess Fraud Losses .........   $          0.00   $          0.00
                                              ---------------   ---------------
          (g) Debt Service Reductions .....   $          0.00   $          0.00
                                              ---------------   ---------------

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     13.  Compensating Interest Payment: ...  $        755.44          $1349.78
                                              ---------------          --------


     14.  Accrued Certificate Interest, unpaid
          Class Interest Shortfalls and Pay-out
          Rate:

Class 1-A1 ...............  $    339,141.12   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 1-A2 ...............  $    154,034.10   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A3 ...............  $    195,467.57   $          0.00   $    5.97500000%
                            ---------------   ---------------   ---------------
Class 1-A4 ...............  $     98,960.57   $          0.00   $    3.02500000%
                            ---------------   ---------------   ---------------
Class 1-A5 ...............  $     42,525.00   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 1-A6 ...............  $    105,916.67   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A7 ...............  $    116,250.00   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A8 ...............  $     67,973.96   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-A9 ...............  $     64,583.33   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-S ................  $     63,365.10   $          0.00   $    0.39202640%
                            ---------------   ---------------   ---------------
Class 1-M ................  $     19,376.45   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B1 ...............  $     19,376.45   $          0.00   $    7.75000000%

                            ---------------   ---------------   ---------------
Class 1-B2 ...............  $     14,209.83   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B3 ...............  $      5,811.64   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B4 ...............  $      3,870.13   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-B5 ...............  $      5,172.61   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-R ................  $          0.00   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 1-RL ...............  $          0.00   $          0.00   $    7.75000000%
                            ---------------   ---------------   ---------------
Class 2-A1 ...............  $     59,723.74   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A2 ...............  $    171,065.17   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A3 ...............  $    172,991.04   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A4 ...............  $    133,242.92   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A5 ...............  $     45,191.65   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-S ................  $     44,818.90   $          0.00   $    0.56969871%
                            ---------------   ---------------   ---------------
Class 2-M ................  $      9,368.63   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B1 ...............  $      4,684.32   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B2 ...............  $      3,747.45   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B3 ...............  $      1,873.73   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B4 ...............  $        936.86   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-B5 ...............  $      2,811.58   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------

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     15.  Principal Distribution Amount:

Class 1-A1 ....   $    719,898.85             Class 2-A1 ....   $    282,703.64
                  ---------------                               ---------------
Class 1-A2 ....   $    295,327.75             Class 2-A2 ....   $    207,811.24
                  ---------------                               ---------------
Class 1-A3 ....   $    431,939.31             Class 2-A3 ....   $          0.00
                  ---------------                               ---------------
Class 1-A4 ....   $          0.00             Class 2-A4 ....   $          0.00
                  ---------------                               ---------------
Class 1-A5 ....   $          0.00             Class 2-A5 ....   $     23,265.85
                  ---------------                               ---------------
Class 1-A6 ....   $          0.00             Class 2-PO ....   $        776.43
                  ---------------                               ---------------

Class 1-A7 ....   $          0.00             Class 2-M .....   $      4,823.22
                  ---------------                               ---------------
Class 1-A8 ....   $          0.00             Class 2-B1 ....   $      2,411.61
                  ---------------                               ---------------
Class 1-A9 ....   $          0.00             Class 2-B2 ....   $      1,929.29
                  ---------------                               ---------------
Class 1-M .....   $      1,943.28             Class 2-B3 ....   $        964.64
                  ---------------                               ---------------
Class 1-B1 ....   $      1,943.28             Class 2-B4 ....   $        482.32
                  ---------------                               ---------------
Class 1-B2 ....   $      1,425.11             Class 2-B5 ....   $      1,447.47
                  ---------------                               ---------------
Class 1-B3 ....   $        582.85
                  ---------------
Class 1-B4 ....   $        388.14
                  ---------------
Class 1-B5 ....   $        518.76
                  ---------------
Class 1-R .....   $          0.00
                  ---------------
Class 1-RL ....   $          0.00
                  ---------------


     16.  Additional Distributions to the Class R
          Certificate pursuant to Section 4.01
          (c): .............................................    $             0
                                                                ---------------

     17.  Additional Distributions to the Class RL
          Certificate pursuant to Section 2.05
          (d): .............................................    $             0
                                                                ---------------

     18.  Certificate Interest Rate of:

          Class 1-A3 .......................................         5.97500000%
                                                                ---------------
          Class 1-A4 .......................................         3.02500000%
                                                                ---------------
          Class 1-S ........................................         0.39202640%
                                                                ---------------
          Class 2-S ........................................         0.56969871%
                                                                ---------------

B.   Other Amounts for such Distribution Date:
                                                    Pool 1            Pool 2
                                                    ------            ------

     1.   Senior Percentage: ................     94.58619300%      96.13257300%
                                              ---------------   ---------------

     2.   Group I Senior Percentage: ........     84.00420800%      88.67073600%
                                              ---------------   ---------------


     3.   Group II Senior Percentage: .......     10.58198500%       7.46183700%
                                              ---------------   ---------------

     4.   Senior Prepayment Percentage: .....    100.00000000%     100.00000000%
                                              ---------------   ---------------

     5.   Group I Senior Prepayment Percentage:  100.00000000%     100.00000000%
                                              ---------------   ---------------

     6.   Group II Senior Prepayment Percent: ..   0.00000000%       0.00000000%
                                              ---------------   ---------------

     7.   Group I Scheduled Distribution
          Percentage: .....................       94.58619300%              N/A
                                              ---------------   ---------------

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     8.   Group II Scheduled Distribution
          Percentage: .....................        0.00000000%              N/A
                                              ---------------   ---------------

     9.   Junior Percentage: ................      5.41380700%       3.86742700%
                                              ---------------   ---------------

     10.  Junior Prepayment Percentage: ....       0.00000000%       0.00000000%
                                              ---------------   ---------------

     11.  Subordinate Certificate Writedown:             0.00              0.00
                                              ---------------   ---------------

     12.  Prepayment Triggers satisfied:           YES               NO
                                                   ---               --

            Class 1-B1.................             X
                                              ---------------   ---------------
            Class 1-B2.................             X
                                              ---------------   ---------------
            Class 1-B3.................             X
                                              ---------------   ---------------
            Class 1-B4.................             X
                                              ---------------   ---------------
            Class 1-B5.................             X
                                              ---------------   ---------------

            Class 2-B1.................             X
                                              ---------------   ---------------
            Class 2-B2.................             X
                                              ---------------   ---------------
            Class 2-B3.................             X
                                              ---------------   ---------------
            Class 2-B4.................             X
                                              ---------------   ---------------

            Class 2-B5.................             X
                                              ---------------   ---------------


     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                       GE CAPITAL MORTGAGE SERVICES, INC.


                                       By: /s/ Karen Pickett
                                          -------------------------------
                                          Karen Pickett
                                          Vice-President,
                                          Investor Operations